Prospectus supplement dated February 14, 2022
to the following prospectus(es):
Soloist prospectus dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual funds as investment options under the contract.
Effective on or about February 28, 2022, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Aberdeen Global Absolute Return Strategies Fund - Institutional Service Class	abrdn Global Absolute Return Strategies Fund - Institutional Service Class
Aberdeen U.S. Small Cap Equity Fund - Class A	abrdn U.S. Small Cap Equity Fund - Class A
Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class	abrdn U.S. Sustainable Leaders Fund - Institutional Service Class
PROS-0640
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